UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

 Securities Exchange Act of 1934

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Definitive Information Statement

Technology Resources, Inc.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-132796	59-3364116
(Commission File Number)	(IRS Employer Identification No.)

77-6360 Halawai Place

Kailua Kona, HI, 96740

(Address of principal executive offices and zip code)

(808) 329-4809

 (Registrant's telephone number including area code)

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Technology Resources, Inc.

77-6360 Halawai Place
Kailua Kona, HI, 96740

Dear Shareholders:

We are writing to advise you that we intend to amend our Articles of Incorporation to change the name of our company and increase the authorized capital stock of our company.

This action was approved on January 28, 2009 by our Board of Directors. In addition, on January 28, 2009 our officers and directors and other shareholders who hold a majority of our issued and outstanding voting securities have approved this action, with an effective date as soon as possible but not less than 20 days from the date this information statement is first mailed to our shareholders. Our majority shareholders approved this action by written consent in lieu of a special meeting in accordance with the relevant section of the Florida Business Corporations Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Section 607.0704 of the Florida Business Corporations Act and Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement is first mailed to you on or about February 10, 2009.

Please feel free to call us at (808) 329-4809 should you have any questions on the enclosed Information Statement.

Technology Resources, Inc.

By: /s/ Trent Walters
Trent Walters, Chief Executive Officer

Technology Resources, Inc.

77-6360 Halawai Place
Kailua Kona, HI, 96740

Telephone: (808) 329-4809

INFORMATION STATEMENT REGARDING

ACTION TO BE TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Technology Resources, Inc. in connection with the adoption of an amendment to our Articles of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting.

On January 28, 2009 our Board of Directors approved an amendment to our Articles of Incorporation (the “Amendment”) which when effective will change our corporate name to Shaka Shoes, Inc. and increase the authorized capital stock to 200,000,000 common shares.

The full text of the form of Amendment is attached to this Information Statement as Exhibit A. This action will become effective as soon as possible but not less than 20 days after the date this information statement is first mailed to our shareholders (the “Effective Date”) in accordance with the written consent of the holder of a majority of our issued and outstanding voting securities and the filing of the Amendment with the Secretary of State of Florida in accordance with the relevant sections of the Florida Business Corporations Act.

The Board of Directors has fixed January 28, 2009 as the record date for determining those of our shareholders entitled to receive this information statement.

This Information Statement is first being mailed on or about February 10, 2009 to our shareholders and is being delivered to inform you of the corporate actions described herein in accordance with Section 607.0704 of the Florida Business Corporation Act and Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter’s rights are afforded to our shareholders under Florida law as a result of the adoption of the Amendment.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUR PRINCIPAL SHAREHOLDERS

On January 21, 2009, there were 38,986,200 shares of our common stock outstanding. Our common stock is our only class of voting securities. Each share of common stock has one vote per share on all matters submitted to a vote of our shareholders. The following table sets forth, as of that date, information known to us relating to the beneficial ownership of these shares by:

☐	each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities;
☐	each director;

☐	each executive officer; and
☐	all executive officers and directors as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from January 28, 2009 upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of January 28, 2009, have been exercised or converted.

	Amount of Beneficial Ownership
	Common Stock
Name	# of Shares	% of Class
Lynae Gambee	9,972,500*	25.58%
Brett Walters	4,000,000*	10.26%
Deveney Ann Walters	1,972,500	5.06%
Sandy Lee Walters	1,972,500	5.06%
Trent Walters	4,000,000*	10.26%
Tiffany Williams	5,972,500*	15.32%

*These shares were approved by the Company on 1/21/09 and are in the        processed of being issued by the transfer agent.

THE AMENDMENT

On the Effective Date, the Amendment will change our corporate name to Shaka Shoes, Inc. and increase the authorized capital to 200,000,000 common shares.

Name change

The Amendment will change the name of our company from Technology Resources, Inc. to Shaka Shoes, Inc.  The Company has elected to change its name to reflect the new business direction of the Company and the Company’s plans for the future.

Capital Increase

The Amendment will increase the authorized capital stock of our company to 200,000,000 common shares.  The Company has elected to increase the authorized capital in anticipation of issuing new shares.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

EXHIBIT A

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

Technology Resources, Inc.

(Under Section 607.0602 of the Florida Business Corporation Act)

The undersigned, being the Director of Technology Resources, Inc., a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida (the "Corporation"), does hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation as required by Section 607.0602 of the Florida Business Corporation Act:

WHEREAS, as provided in the Corporation’s Articles of Incorporation, the name of this Corporation is Technology Resources, Inc.

Name Change

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors be and hereby amends the Corporation’s Articles of Incorporation to change the name of the Corporation from Technology Resources, Inc. to Shaka Shoes, Inc., and be it

RESOLVED, that Article I of the Corporation’s Articles of Incorporation - NAME - be and the same hereby is replaced, in its entirety, by the following:

ARTICLE I

NAME

The name of this Corporation is Shaka Shoes, Inc.

Increase in Authorized Capital

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors be and hereby amends the Corporation’s Articles of Incorporation to increase the authorized capital of the Company to two hundred million (200,000,000) shares of common stock, and be it

RESOLVED, that Article IV of the Corporation’s Articles of Incorporation – AUTHORIZED CAPITAL - be and the same hereby is replaced, in its entirety, by the following:

ARTICLE IV

AUTHORIZED CAPITAL

The number of shares of common stock authorized by the Corporation shall be 200,000,000.

Effective Date

These Articles of Amendment shall become effective on February 10, 2009.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the undersigned, being the President and Chief Executive Officer of the Corporation, has executed these Articles of Amendment as of January 28, 2009.

Technology Resources, Inc.

/s/ Trent Walters___________

Trent Walters

Chief Executive Officer

EXHIBIT B

UNANIMOUS WRITTEN CONSENT OF

THE BOARD OF DIRECTORS

OF

TECHNOLOGY RESOURCES, INC.

The undersigned, being all of the members of the board of directors (the “Board”) of Technology Resources, Inc. a Florida corporation (the “Company”), hereby consent, pursuant to the laws of the state of Florida, to the adoption of the following resolutions taking or authorizing the actions specified therein without a meeting:

RESOLVED, that the Board hereby approves the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing (i) the change of the Company’s name to Shaka Shoes, Inc. (the “Name Change”); (ii) the increase of the Company’s authorized capital stock to 200,000,000 common shares (“Capital Increase”); and be it further

RESOLVED, that the Company submit to the holders of its voting stock for approval, the Certificate of Amendment authorizing the Name Change and Capital Increase; and be it further

General Authorization and Ratification

RESOLVED, that as used in these resolutions, the term “the proper officers” of the Company shall mean the Chief Executive Officer, the President and the Chief Financial Officer of the Company, and each of them, and with respect to matters involving only certification, attestation or countersignatures, any Secretary or Assistant Secretary of the Company; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the transactions contemplated by the foregoing resolutions; and be it further

RESOLVED, that the proper officers of the Company be, and each of them hereby is, empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such further instruments and documents in the name and on behalf of the Company, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper, or advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions; and be it further

RESOLVED, that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

            This Consent may be executed in one or more counterparts, including with signatures on separate copies, all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this consent as of the 28th day of January, 2009.

/s/ Trent Walters
Trent Walters, Director

/s/ Seth Gambee
Seth Gambee, Director

/s/ Brett Walters
Brett Walters, Director

/s/ John Garcia
John Garcia, Director

[Exhibits Omitted]

EXHIBIT C

WRITTEN CONSENT

OF THE HOLDERS OF A MAJORITY OF THE

VOTING STOCK

OF

TECHNOLOGY RESOURCES, INC.

The undersigned, constituting the holders of a majority of the shares of Common Stock (collectively, the “Stockholders”) of Technology Resources, Inc. a Florida corporation (the “Company”), do hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Company, having considered changing the name of the Company to Shaka Shoes, Inc. (the “Name Change”) and deems such Name Change advisable and in the best interests of the Company and its Stockholders.

WHEREAS, the Board of Directors of the Company have considered increasing the authorized capital stock of the Company to 200,000,000 common shares (the “Capital Increase”) and deems such capital increase advisable and in the best interests of the Company and its Stockholders.

NOW, THEREFORE, BE IT

RESOLVED, that, the Articles of Incorporation of the Company be and hereby are amended to authorize and enact the name change of the Company to Shaka Shoes, Inc. and increase the authorized capital of the Company to 200,000,000 common shares;

RESOLVED, that the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing the Name Change and Capital Increase be and hereby is in all respects approved.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of the 28th day of January, 2009.

/s/ Trent Walters
Trent Walters
No. of Shares of Common Stock: 4,000,000

/s/ Lynae Gambee
Lynae Gambee
No. of Shares of Common Stock: 9,972,500
/s/ Brett Walters
Brett Walters
No. of Shares of Common Stock: 4,000,000

/s/ Tiffany Williams
Tiffany Williams
No. of Shares of Common Stock: 5,972,500